EXHIBIT E

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER.


                                  STARUNI CORP.

                          COMMON STOCK PURCHASE WARRANT

No.                                           Warrant to Purchase         Shares



         STARUNI CORP., a California corporation (the "Company"), hereby certifies that, for value received, _________________________________ or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the period commencing September , 2000 and ending September , 2004 (the "Exercise Period"), at the Purchase Price(as hereinafter defined), eight hundred thousand (800,000) shares of the fully paid and nonassessable shares of Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of warrants issued in connection with that certain Private Equity Line of Credit dated of even date herewith among the initial Holder hereof, the Company and certain other parties thereto.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Agreement" refers to that certain Private Equity Line of Credit Agreement dated the date herewith among the initial Holder hereof, the Company and certain other parties hereto.

                  (b) The term "Company" shall include Staruni Corp. and any corporation that shall succeed or assume the obligations of such corporation hereunder.

                  (c) The term "Common Stock" includes (a) the Company's common stock, no par per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after


                                    10.6 - 1
         such date, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

                  (e) The term "Purchase Price" means 120% of the Market Price; and the term "Market Price" shall have the meaning set forth in the Agreement and shall be calculated based upon the Market Price for the Put Shares which are issued to the Holder simultaneously with the issuance of these Warrants.

                  (f) The term "Registration Statement" means that Registration Statement defined in a certain Registration Rights Agreement ("Registration Rights Agreement") between the Company and the Holder of even date.
                  1.       Exercise of Warrant.
                  1.1.     Method of Exercise.

                  (a) This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") in the form attached hereto as Exhibit A via facsimile to the Company specifying the Purchase Price
            ---------
         (the "Exercise Price"). This Warrant is a "cashless" Warrant, and upon exercise of the Warrant the Holder shall not be required to make cash payment to the Company for the shares of Common Stock issuable upon such exercise. Rather, upon exercise, the Holder shall be entitled to receive, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased, less the number of shares equivalent in value to the Purchase Price of the Warrants determined by applying the Market Price. The number of shares of Common Stock constituting the Purchase Price shall be set forth in the Notice of Exercise along with the net number of shares to be delivered to the Holder. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment of the Exercise Price (the "Exercise Date").

                                    10.6 - 2

                  (b) Notwithstanding anything to the contrary set forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger in the form of Annex B attached hereto (a copy of which shall be
                               -------
         delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Company hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than
                                 -------
         the amount stated on the face hereof).

                  1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment of Purchase Price In Certain Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time for Capital Reorganizations as provided in the Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of

                                    10.6 - 3
the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5.       Notices of Record Date. In the event of

                           (a) any  taking  by the  Company  of a record  of the
                  Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital  reorganization  of the Company,  any
                  reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                           (c) any   voluntary   or   involuntary   dissolution,
liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         7. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer

                                    10.6 - 4
set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         10. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees: (a) title to this Warrant may be transferred by endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

                           (b) any person in possession of this Warrant properly
                  endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                           (c) until this Warrant is transferred on the books of
                  the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                           (d) notwithstanding  the foregoing,  this Warrant may
                  not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         11. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.


                                    10.6 - 5

         12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.




                            [Signature Page Follows]


































                                    10.6 - 6

DATED as of September _____, 2000.

                                            STARUNI CORP.

                                            By:
                                            Name:
                                            Title:

[Corporate Seal]

Attest:

By:
      Secretary










































                                    10.6 - 7

                                    EXHIBIT A
                    FORM OF NOTICE OF EXERCISE - WARRANT
                    ------------------------------------
     (To be executed only upon exercise of the Warrant in whole or in part)

To:      STARUNI CORP.

         The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ____________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________ whose address is _______________________.
         The Exercise Price for the shares of Common Stock issued on account of this exercise of Warrant shall be in the amount of $________.
         The number of shares to be issued hereunder less shares equivalent to the Exercise Price, as determined in this Warrant, is______________________ .


Dated:  ____________________
                                     (Name must conform to name of Holder as
                                      specified on the face of the Warrant)
                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------
                                     Address of Holder:
                                                       ---------------------

                                                       ---------------------

                                                       ---------------------
Date of exercise:
                 ---------------------
C:\Edgarizing\New\staruniwarrantf\starnuiwarrantexE.wpd
-----------------------
(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.










                                    10.6 - 8